Exhibit 99.2

DTE Energy's Integrated Business Strategy Merrill Lynch Global Power and Gas Leaders Conference Gerard Anderson President September 27, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward- looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Detroit Edison MichCon DTE Energy Is an Integrated Energy Company Strong, Stable and Growing Utilities Complementary Non-Utility Growth Businesses $8 billion equity market capitalization $21 billion assets 11,000 employees

Stable regulatory foundation Recent rate increases Electric rate restructuring case proceeding constructively Continued full cost recovery for natural gas, electric fuel supply, purchased power and transmission New cost tracking mechanisms Operational improvements from DTE Operating System Stepped up cost reductions Increase operational efficiency Improved customer satisfaction Detroit Edison and MichCon Form a Strong and Stable Utility Base Good foundation to earn allowed 11% ROE in 2006

Utilities Have Good Near and Long-Term Growth Potential Base Electric Environmental Gas System Expansion / Safety Base Gas Total bars 0 800 1410 1615 0 other 800 600 205 48 1663 Utility Asset Base Growth 2005-2010 ($ millions) * Assumes earning 11% ROE on 50% equity 2005 utility guidance (midpoint) $360 2006 assuming utilities at 11% ROE $400 2005-2010 incremental income from asset base growth* $90 2010 potential utility net income $490 ~$1,600-1,800 Utility Net Income Potential ($ millions) 5% annual utility earnings growth potential even after 11% jump from 2005 to 2006 Base Electric Environmental Gas System Expansion / Safety Base Gas Total

Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Detroit Edison MichCon DTE Energy Is an Integrated Energy Company Strong, Stable and Growing Utilities Complementary Non-Utility Growth Businesses $8 billion equity market capitalization $21 billion assets 11,000 employees

DTE Has Developed a Meaningful Unconventional Gas Position Most active operator in the play 15 year track record 290,000 acres 1,925 wells producing 22 Bcf per year Antrim Shale 75,000 acres - recently acquired 18,000 acres Among 10 largest acreage positions in the play ~50 operating wells Working to prove-up our southern acreage position Barnett Shale

Antrim Shale: Our Approach Going Forward and Recent Examples

DTE Energy

Active Leasing and Drilling Program

- Continue to build base of undeveloped acreage
  - Currently at 80,000 acres
  - Added ~19,000 acres over last 12 months – new acreage could add 500 well sites and 120 Bcf of reserves
- Drilling 140 wells this year

Remarket Existing Production

- Legacy $3 hedges phase-out between 2006 and 2014
- Creates opportunity to remarket existing production at higher market prices

Apply New Technologies

- Successfully drilled horizontal wells (new approach in Antrim) in existing southwest and western acreage blocks

DTE Energy's Antrim Shale Operations


Area of detail
EMMET
CHEYBOYGAN
PRESQUE ISLE
CHARLEVOIX
ANTRIM
OTSEGO
MONT-MORENCY
ALPENA
BENZIE
GRAND TRAVERSE
KALKASKA
CRAWFORD
OSCODA
ALCONA
MANISTEE
WEXFORD
MISSAUKEE
ROSCOMMON
OSEMAW
IOSCO

We expect net income from Antrim to grow by 50% and reach $15M in 2006 – and to triple to $30M by 2008

8

Barnett Shale: Our Approach Going Forward and Recent Examples Drilling wells to prove- out holdings Shooting 3-D seismic Plan to drill 10-20 wells by year-end Plan to add 5,000 - 10,000 additional acres by year end Approach Recent Examples Prove out existing acreage and prudently add to position Seek out small, directly negotiated acquisitions DTE Energy's Barnett Shale Operations Dallas/Fort Worth Area August 2005 acquisition 18,000 acres with 40 producing wells Active drilling program By year-end, we expect an annualized earnings run rate of $12M Two test wells, numerous offset wells

Unconventional Gas Investments Expected to Provide Attractive Returns 2005E 2006 2007 2008 Antrim 10 15 21 31 Barnett 0 13 37 48 Unconventional Gas Net Income Potential ($ millions) $70-80 Barnett Antrim $25-30 $50-60 $10 Expected growth expenditures of $400M from 2005-2008, generating incremental net income of $60-70M in 2008

The Power and Industrial Segment Provides Private Utility Services Creates value by providing reliable and efficient operations and optimized fuel inputs Manages risk through contract structuring Long-term contracts Fuel cost pass through Non-recourse debt Currently own and operate 25 sites in the automotive, airport and pulp & paper sectors DTE POWER AND INDUSTRIAL COAL FUEL SUPPLY WASTE-WATER TREATMENT CHILLED WATER COMPRESSED AIR paper autos PRICE RISK MANAGEMENT steel power POWER GENERATION steam Customer Landfill BIOMASS Wood

We Focused on Building Scale in the Power and Industrial Segment We see significant near-term growth opportunities via acquisitions Agreed to acquire six sites in recent $35-40M transaction with DQE Expect to close on a second ~$25M multi-site acquisition Also expect to close on a ~$20M biomass energy project acquisition Expected average ROIC of 14%, incremental 2006 net income of $8-10M

Power and Industrial Investments Expected to Provide Attractive Returns Power and Industrial Net Income Potential* ($ millions) $80 $45 $65 $48 * Excluding synfuels, power generation, PepTec and Energy Services overheads Expected growth expenditures of $450-500M from 2005-2008, generating incremental net income of ~$35-40M in 2008 Growth Existing 2005E 2006 2007 2008 45 37 42 47 3 9 24 36

DTE Energy Investment Thesis Well-run utilities in a constructive regulatory environment provide a stable and strong base Significant opportunities for utility and non-utility earnings growth Internally generated cash available to fund growth while maintaining balance sheet strength Large and sustainable dividend with a very attractive yield

For Additional Information www.dteenergy.com/investors Investor Relations 313-235-8030